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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-31994) of Mediaplex, Inc. of our reports dated February 13, 2001 relating to the financial statements which appear in this Annual Report on Form 10-K.

     /s/ PricewaterhouseCoopers LLP

     San Francisco, California
     March 28, 2001